SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                  Securities Exchange Act of 1934




                      THE FIFTH THIRD BANK
      (Exact name of registrant as specified in its charter)


       Ohio                      333-856           31-0854433
(State or other jurisdiction  (Commission        (IRS Employer
   of incorporation)           File Number)   Identification No.)


 38 Fountain Square Plaza, Cincinnati, Ohio              45263
 (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code  (513)579-5300

                         Not Applicable
     (Former name or address, if changed since last report.)